MASTER SERVICER'S CERTIFICATE

                             (Delivered pursuant to Section 4.9

                        of the Master Sale and Servicing Agreement)







                               HOUSEHOLD FINANCE CORPORATION,

                                        Master Servicer

                           HOUSEHOLD AUTO RECEIVABLES CORPORATION



                               HOUSEHOLD AUTOMOTIVE TRUST III



                                Class A Notes, Series 1999-1





     The undersigned, a duly authorized representative of Household
Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of June 1, 1999, by and among the
Servicer, Household Automobile Revolving Trust III, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:


1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1999-1 Supplement, dated as of
       June 1, 1999, by and among the Servicer, Issuer, Seller,
Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.



2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.



3.   The undersigned is a Servicing Officer.



4.   This Certificate relates to the Distribution Date occurring on
                        July 19, 1999


5.  Series 1999-1 Information



(a)  The amount of Collected Funds with respect to the Collection
Period was equal to        $56,635,414.95
        (i) The Gross Cash Yield

(b)  The amount of Available Funds with respect to the Collection
Period was equal to        $56,928,297.47


(c)  The  Liquidated Receivables for the Collection Period was
equal to                         $786,697.29


(d)  Net Liquidation Proceeds for the Collection Period was equal
to                            $461,417.03
        (i) The annualized net default rate
                               0.000000%


(e)  The principal balance of Series 1999-1 Receivables at the beginning
        of the Collection Period was equal to
                         $966,830,520.51


(f)  The principal balance of Series 1999-1 Receivables on the last day
        of the Collection Period was equal to
                         $940,199,226.19


(g)  The aggregate outstanding  balance of the Series 1999-1
Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date
was equal to                $26,099,000.00


(h)  The aggregate outstanding  balance of the Series 1999-1
Receivables which were two
        payments (30-59 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution Date
was equal to                 $7,587,000.00


(i)  The aggregate outstanding  balance of the Series 1999-1
Receivables which were three or
        more payments (60+ days) delinquent as of the close of
business on the last day of
        the Collection Period with respect to such Distribution
Date was equal to           $347,000.000.00


(j)  The Base Servicing Fee paid on the Distribution Date was equal
to                                $0.00


(k)  The Principal Distributable Amount for the Distribution Date
was equal to               $34,678,877.79


(l)  The Principal Amount Available for the Distribution Date was
equal to                   $34,678,877.79


(m)  The Aggregate Note Principal Balance is equal to
                         $662,280,000.00


(n)  The Aggregate Optimal Note Principal Balance is equal to
                         $615,830,493.15


(o)  The Targeted Overcollateralization Amount is equal to
                         $324,368,733.04


(p)  The Targeted Credit Enhancement Amount is equal to
                         $352,574,709.82


(q)  The Targeted Reserve Account Balance is equal to
                          $28,205,976.79


(r)  The Reserve Account Deposit Amount for the Distribution Date
                          $18,494,048.87


(s)  The Maximum Reserve Account Deposit Amount for the
Distribution Date                    $26,714,513.23


(t)  The Reserve Account Shortfall for the Distribution Date
                          $18,494,048.87


(u)  The amount on deposit in the Reserve Account after
distributions is equal to            $28,205,976.79


(v)  The Weighed Average Coupon (WAC) was equal to
                              19.719000%


(w)  The Weighed Average Remaining Maturity (WAM) was equal to
                                      59


6.  Noteholder Information

(a) Class A-1

      (i)    The Class A Interest Distributable Amount with respect
to Class A-1 was equal to   $688,033.50


      (ii)   The Class A-1 interest paid on the Distribution Date
was equal to                  $688,033.50


      (iii)  The Class A Interest Carryover Shortfall with respect
to Class A-1 was equal to          $0.00


      (iv)   The Class A-1 unpaid interest with respect to the
Distribution Date was equal to         $0.00


      (v)    The Class A-1 aggregate principal amount at the
beginning of the Distribution Date
                was equal to
                         $147,000,000.00


      (vi) The Class A-1 aggregate principal amount at the end of the Distribution Date was equal to
                         $112,321,122.21


      (vii) The Class A Principal Distributable Amount with respect to ClassA-1 was equal to$34,678,877.79


      (viii) The Class A-1 principal distribution was equal to
                          $34,678,877.79


     (ix)    The Class A Principal Carryover Shortfall with respect
to Class A-1 was equal to         $0.00


     (x)     The Class A-1 unpaid principal with respect to the
Distribution Date was equal to        $0.00


      (xi) The ending Class A-1 Notes as a percentage of the Pool Balance on the Distribution
                 Date was equal to
                              11.946524%


      (xii)  The ending Class A-1 Notes as a percentage of the
Notes outstanding on the          17.896896%
               Distribution Date was equal to



(b) Class A-2

      (i)    The Class A Interest Distributable Amount with respect
to Class A-2 was equal to   $944,788.33


      (ii)   The Class A-2 interest paid on the Distribution Date
was equal to                  $944,788.33


      (iii)  The Class A Interest Carryover Shortfall with respect
to Class A-2 was equal to    $944,788.33


      (iv)   The Class A-2 unpaid interest with respect to the
Distribution Date was equal to         $0.00


      (v)    The Class A-2 aggregate principal amount at the
beginning of the Distribution Date
               was equal to
                         $180,220,000.00


      (vi) The Class A-2 aggregate principal amount at the end of the Distribution Date was equal to
                         $180,220,000.00


      (vii)  The Class A Principal Distributable Amount with
respect to Class A-2 was equal to        $0.00


      (viii) The Class A-2 principal distribution was equal to
                                   $0.00


     (ix)    The Class A Principal Carryover Shortfall with respect
to Class A-2 was equal to         $0.00


     (x)     The Class A-2 unpaid principal with respect to the
Distribution Date was equal to        $0.00


      (xi) The ending Class A-2 Notes as a percentage of the Pool Balance on the Distribution
                Date was equal to
                              19.168278%


      (xii)  The ending Class A-2 Notes as a percentage of the
Notes outstanding on the
               Distribution Date was equal to
                              28.715691%


(c) Class A-3

      (i)    The Class A Interest Distributable Amount with respect
to Class A-3 was equal to   $850,384.51


      (ii)   The Class A-3 interest paid on the Distribution Date
was equal to                  $850,384.51


      (iii)  The Class A Interest Carryover Shortfall with respect
to Class A-3 was equal to          $0.00


      (iv)   The Class A-3 unpaid interest with respect to the
Distribution Date was equal to         $0.00


      (v)    The Class A-3 aggregate principal amount at the
beginning of the Distribution Date
               was equal to
                         $156,010,000.00


      (vi) The Class A-3 aggregate principal amount at the end of the Distribution Date was equal to
                         $156,010,000.00


      (vii)  The Class A Principal Distributable Amount with
respect to Class A-3 was equal           $0.00
to


      (viii) The Class A-3 principal distribution was equal to
                                   $0.00


     (ix)    The Class A Principal Carryover Shortfall with respect
to Class A-3 was equal to         $0.00


     (x)     The Class A-3 unpaid principal with respect to the
Distribution Date was equal to        $0.00


      (xi) The ending Class A-3 Notes as a percentage of the Pool Balance on the Distribution
                Date was equal to
                              16.593292%


      (xii)  The ending Class A-3 Notes as a percentage of the
Notes outstanding on the
               Distribution Date was equal to
                              24.858145%


(d) Class A-4

      (i) The Class A Interest Distributable Amount with respect to Class A-4 was equal to $1,025,309.93


      (ii)   The Class A-4 interest paid on the Distribution Date
was equal to                $1,025,309.93


      (iii)  The Class A Interest Carryover Shortfall with respect
to Class A-4 was equal to          $0.00


      (iv)   The Class A-4 unpaid interest with respect to the
Distribution Date was equal to         $0.00


      (v)    The Class A-4 aggregate principal amount at the
beginning of the Distribution Date
                 was equal to
                         $179,050,000.00


      (vi) The Class A-4 aggregate principal amount at the end of the Distribution Date was equal to
                         $179,050,000.00


      (vii)  The Class A Principal Distributable Amount with
respect to Class A-4 was equal           $0.00
to


      (viii) The Class A-4 principal distribution was equal to
                                   $0.00


     (ix)    The Class A Principal Carryover Shortfall with respect
to Class A-4 was equal to         $0.00


     (x)     The Class A-4 unpaid principal with respect to the
Distribution Date was equal to        $0.00


      (xi) The ending Class A-4 Notes as a percentage of the Pool Balance on the Distribution
                 Date was equal to
                              19.043836%


      (xii)  The ending Class A-4 Notes as a percentage of the
Notes outstanding on the
               Distribution Date was equal to
                              28.529267%


7. Overcollateralization

     (i)     The ending overcollateralization was equal to
                         $312,598,103.98


     (ii)    The ending overcollateralization as a percentage of
the Pool Balance on the
              Distribution Date was equal to
                              33.248071%


8. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement through the
        Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail
(i) the nature of such default, (ii)
        the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".
                                 None


9. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1999-1 Receivables other than pursuant to the Basic Documents
        (or if there is a lien, such lien consists of:
______________________).


10. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder
        are all in accordance with the requirements of the Master
Sale and Servicing Agreement.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
July 16, 1999







HOUSEHOLD FINANCE CORPORATION

as Servicer





By:

Name:     Steven H. Smith

Title:         Servicing Officer





HOUSEHOLD AUTOMOTIVE TRUST III

SERIES 1999-1



Collection Period
                                06/30/99
Distribution Date
                                07/19/99




CLASS A-1 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
                             240.5912333
   2.   Principal distribution per $1,000
                             235.9107333
   3.   Interest distribution per $1,000
                               4.6805000


B.  Calculation of Class A-1 Interest Due

   1.   Class A-1 related Note Rate
                               5.106000%
   2.   Class A-1 principal balance - beginning of period
                         $147,000,000.00
   3.   Accrual convention
                          Actual/360
   4.   Days in Interest Period
                                      33
   5.   Class A-1 interest due
                             $688,033.50
   6.   Class A-1 interest paid
                             $688,033.50
   7.   Class A Interest Carryover Shortfall with respect to Class
A-1                                $0.00
   8.   Class A-1 unpaid interest with respect to the Distribution
Date                               $0.00


C.  Calculation of Class A-1 principal balance

   1.  Class A-1 principal balance - beginning of period
                         $147,000,000.00
   2.  Class A-1 principal - amount due
                          $34,678,877.79
   3.  Class A-1 principal - amount paid
                          $34,678,877.79
   4.  Class A-1 principal balance - end of period
                          $112,321,122.2
   5.  Class A Principal Carryover Shortfall with respect to Class
A-1                                $0.00
   6.  Class A-1 unpaid principal with respect to the Distribution
Date                               $0.00
   7.  Class A-1 Notes as a percentage of the Pool Balance on the
Distribution Date              11.946524%
   8.  Class A-1 Notes as a percentage of the total Notes
outstanding on the Distribution Date   17.896896%


D.  Performance of Trust

   1.  Available Funds for Distribution Date
                          $56,928,297.47


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
                          $26,099,000.00
          % Of  Receivables
                               2.775901%
     (b)  30-59 Days Delinquent
                           $7,587,000.00
          % Of  Receivables
                               0.806957%
     (c)  60+ Days Delinquent
                             $347,000.00
          % Of  Receivables
                               0.036907%


   3.  Aggregate losses for Collection Period less Net Liquidation
Proceeds                     $325,280.26


   4.  (a)  Base Servicing Fee paid on the Distribution Date
                                   $0.00
       (b)  Base Servicing Fee paid for the Distribution Date per
$1,000                          0.000000%


   5.  Pool Balance on the Accounting Date
                         $940,199,226.19


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
                          $28,205,976.79
        (b)  Amount on deposit in the Reserve Account
                          $28,205,976.79


   7.  (a)  Weighted Average Coupon (WAC)
                                  19.72%
       (b)  Weighted Average Remaining Maturity (WAM)
                                      59


HOUSEHOLD AUTOMOTIVE TRUST III

SERIES 1999-1



Collection Period
                                06/30/99
Distribution Date
                                07/19/99




CLASS A-2 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
                             5.242416667
   2.   Principal distribution per $1,000
                             0.000000000
   3.   Interest distribution per $1,000
                             5.242416667


B.  Calculation of Class A-2 Interest Due

   1.   Class A-2 related Note Rate
                                 0.05719
   2.   Class A-2 principal balance - beginning of period
                         $180,220,000.00
   3.   Accrual convention
                              Actual/360
   4.   Days in Interest Period
                                      33
   5.   Class A-2 interest due
                             $944,788.33
   6.   Class A-2 interest paid
                             $944,788.33
   7.   Class A Interest Carryover Shortfall with respect to Class
A-2                                $0.00
   8.   Class A-2 unpaid interest with respect to the Distribution
Date                               $0.00


C.  Calculation of Class A-2 principal balance

   1.  Class A-2 principal balance - beginning of period
                         $180,220,000.00
   2.  Class A-2 principal - amount due
                                   $0.00
   3.  Class A-2 principal - amount paid
                                   $0.00
   4.  Class A-2 principal balance - end of period
                         $180,220,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class
A-2                                $0.00
   6.  Class A-2 unpaid principal with respect to the Distribution
Date                               $0.00
   7.  Class A-2 Notes as a percentage of the Pool Balance on the
Distribution Date             19.1682778%
   8.  Class A-2 Notes as a percentage of the total Notes
outstanding on the Distribution Date  28.7156912%


D.  Performance of Trust

   1.  Available Funds For Distribution Date
                          $56,928,297.47


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
                          $26,099,000.00
          % Of  Receivables
                               2.775901%
     (b)  30-59 Days Delinquent
                           $7,587,000.00
          % Of  Receivables
                               0.806957%
     (c)  60+ Days Delinquent
                             $347,000.00
          % Of  Receivables
                               0.036907%


   3.  Aggregate losses for Collection Period less Net Liquidation
Proceeds                     $325,280.26


   4.  (a)  Base Servicing Fee paid on the Distribution Date
                                   $0.00
       (b)  Base Servicing Fee paid for the Distribution Date per
$1,000                              $0.00


   5.  Pool Balance on the Accounting Date
                         $940,199,226.19


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
                          $28,205,976.79
        (b)  Amount on deposit in the Reserve Account
                          $28,205,976.79


   7.  (a)  Weighted Average Coupon (WAC)
                             19.7190000%
       (b)  Weighted Average Remaining Maturity (WAM)
                                      59


HOUSEHOLD AUTOMOTIVE TRUST III

SERIES 1999-1



Collection Period
                                06/30/99
Distribution Date
                                07/19/99




CLASS A-3 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
                               5.4508333
   2.   Principal distribution per $1,000
                               0.0000000
   3.   Interest distribution per $1,000
                               5.4508333


B.  Calculation of Class A-3 Interest Due

   1.   Class A-3 related Note Rate
                                  0.0633
   2.   Class A-3 principal balance - beginning of period
                         $156,010,000.00
   3.   Accrual convention
                                  30/360
   4.   Class A-3 interest due
                             $850,384.51
   5.   Class A-3 interest paid
                             $850,384.51
   6.   Class A Interest Carryover Shortfall with respect to Class
A-3                                $0.00
   7.   Class A-3 unpaid interest with respect to the Distribution
Date                               $0.00


C.  Calculation of Class A-3 principal balance

   1.  Class A-3 principal balance - beginning of period
                         $156,010,000.00
   2.  Class A-3 principal - amount due
                                   $0.00
   3.  Class A-3 principal - amount paid
                                   $0.00
   4.  Class A-3 principal balance - end of period
                         $156,010,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class
A-3                                $0.00
   6.  Class A-3 unpaid principal with respect to the Distribution
Date                               $0.00
   7.  Class A-3 Notes as a percentage of the Pool Balance on the
Distribution Date              16.593292%
   8.  Class A-3 Notes as a percentage of the total Notes
outstanding on the Distribution Date   24.858145%


D.  Performance of Trust

   1.  Collected Funds
                          $56,928,297.47


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
                          $26,099,000.00
          % Of  Receivables
                                   2.78%
     (b)  30-59 Days Delinquent
                           $7,587,000.00
          % Of  Receivables
                                   0.81%
     (c)  60+ Days Delinquent
                             $347,000.00
          % Of  Receivables
                                   0.04%


   3.  Aggregate losses for Collection Period less Net Liquidation
Proceeds                     $325,280.26


   4.  (a)  Base Servicing Fee paid on the Distribution Date
                                   $0.00
       (b)  Base Servicing Fee paid for the Distribution Date per
$1,000                              $0.00


   5.  Pool Balance on the Accounting Date
                         $940,199,226.19


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
                          $28,205,976.79
        (b)  Amount on deposit in the Reserve Account
                          $28,205,976.79


   7.  (a)  Weighted Average Coupon (WAC)
                              19.719000%
       (b)  Weighted Average Remaining Maturity (WAM)
                                      59


HOUSEHOLD AUTOMOTIVE TRUST III

SERIES 1999-1



Collection Period
                                 6/30/99
Distribution Date
                                 7/19/99




CLASS A-4 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
                               5.7263889
   2.   Principal distribution per $1,000
                               0.0000000
   3.   Interest distribution per $1,000
                               5.7263889


B.  Calculation of Class A-4 Interest Due

   1.   Class A-4 related Note Rate
                               6.650000%
   2.   Class A-4 principal balance - beginning of period
                         $179,050,000.00

            0
   3.   Accrual convention
                                  30/360
   4.   Class A-4 interest due
                           $1,025,309.93
   5.   Class A-4 interest paid
                           $1,025,309.93
   6.   Class A Interest Carryover Shortfall with respect to Class
A-4                                $0.00
   7.   Class A-4 unpaid interest with respect to the Distribution
Date                               $0.00


C.  Calculation of Class A-4 principal balance

   1.  Class A-4 principal balance - beginning of period
                         $179,050,000.00

            0
   2.  Class A-4 principal - amount due
                                   $0.00
   3.  Class A-4 principal - amount paid
                                   $0.00
   4.  Class A-4 principal balance - end of period
                         $179,050,000.00

            0
   5.  Class A Principal Carryover Shortfall with respect to Class
A-4                                $0.00
   6.  Class A-4 unpaid principal with respect to the Distribution
Date                               $0.00
   7.  Class A-4 Notes as a percentage of the Pool Balance on the
Distribution Date              19.043836%
   8.  Class A-4 Notes as a percentage of the total Notes
outstanding on the Distribution Date   28.529267%


D.  Performance of Trust

   1.  Collected Funds
                          $56,928,297.47


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
                          $26,099,000.00
          % Of  Receivables
                                   2.78%
     (b)  30-59 Days Delinquent
                           $7,587,000.00
          % Of  Receivables
                                   0.81%
     (c)  60+ Days Delinquent
                             $347,000.00
          % Of  Receivables
                                   0.04%


   3.  Aggregate losses for Collection Period less Net Liquidation
Proceeds                     $325,280.26


   4.  (a)  Base Servicing Fee paid on the Distribution Date
                                   $0.00
       (b)  Base Servicing Fee paid for the Distribution Date per
$1,000                              $0.00


   5.  Pool Balance on the Accounting Date
                         $940,199,226.19

            9


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
                          $28,205,976.79
        (b)  Amount on deposit in the Reserve Account
                          $28,205,976.79


   7.  (a)  Weighted Average Coupon (WAC)
                              19.719000%
       (b)  Weighted Average Remaining Maturity (WAM)
                                      59